UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2022

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

September 2022 Ionic Securities Purchase Agreement & 12% Promissory Note

On September 8, 2022, Simplicity Esports and Gaming Company (the “Company”) entered into a securities purchase agreement (the “September 2022 Ionic SPA”), dated as of September 8, 2022, with Ionic Ventures, LLC (“Ionic”), pursuant to which the Company issued a 12% promissory convertible note (the “September 2022 Ionic Note”) with a maturity date of January 8, 2023, in the principal sum of $66,000. Pursuant to the terms of the September 2022 Ionic Note, the Company agreed to pay to Ionic $66,000 and to pay interest on the principal balance at the rate of 12% per annum. The September 2022 Ionic Note carries an original issue discount of $6,000. Accordingly, Ionic paid the purchase price of $60,000 in exchange for the September 2022 Ionic Note. The Company intends to use the proceeds for working capital. Ionic may convert the September 2022 Ionic Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the September 2022 Ionic Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Ionic upon, at the election of Ionic, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.02 per share, as the same may be adjusted as provided in the September 2022 Ionic Note.

The Company may prepay the September 2022 Ionic Note in accordance with the terms of the September 2022 Ionic Note, with the understanding that $2,640 of interest is guaranteed and earned in full as of September 8, 2022. The September 2022 Ionic Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the September 2022 Ionic Note or the September 2022 Ionic SPA.

Upon the occurrence of any Event of Default (as defined in the September 2022 Ionic Note), which has not been cured within the time prescribed in the September 2022 Ionic Note, it shall become immediately due and payable and the Company shall pay to Ionic, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

September 2022 Ionic Ventures Common Stock Purchase Warrant

Pursuant to the terms of the September 2022 Ionic SPA, on September 8, 2022, the Company also issued to Ionic a three-year warrant (the “September 2022 Ionic Warrant”) to purchase 120,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the September 2022 Ionic SPA, the September 2022 Ionic Note, and the September 2022 Ionic Warrant does not purport to be complete and is qualified in its entirety by reference to the September 2022 Ionic SPA, the September 2022 Ionic Note, and the September 2022 Ionic Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, hereto and are incorporated herein by reference.

September 2022 Jefferson Street Securities Purchase Agreement & 12% Promissory Note

On September 8, 2022, the Company entered into a securities purchase agreement (the “September 2022 Jefferson Street SPA”), dated as of September 8, 2022, with Jefferson Street Capital, LLC (“Jefferson Street”), pursuant to which the Company issued a 12% promissory convertible note (the “September 2022 Jefferson Street Note”) with a maturity date of January 8, 2023, in the principal sum of $27,500. Pursuant to the terms of the September 2022 Jefferson Street Note, the Company agreed to pay to Jefferson Street $27,500 and to pay interest on the principal balance at the rate of 12% per annum. The September 2022 Jefferson Street Note carries an original issue discount of $2,500. Accordingly, Jefferson Street paid the purchase price of $25,000 in exchange for the September 2022 Jefferson Street Note. The Company intends to use the proceeds for working capital. Jefferson Street may convert the September 2022 Jefferson Street Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the September 2022 Jefferson Street Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Jefferson Street upon, at the election of Jefferson Street, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.02 per share, as the same may be adjusted as provided in the September 2022 Jefferson Street Note.

The Company may prepay the September 2022 Jefferson Street Note in accordance with the terms of the September 2022 Jefferson Street Note, with the understanding that $1,100 of interest is guaranteed and earned in full as of September 8, 2022. The September 2022 Jefferson Street Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the September 2022 Jefferson Street Note or the September 2022 Jefferson Street SPA.

Upon the occurrence of any Event of Default (as defined in the September 2022 Jefferson Street Note), which has not been cured within the time prescribed in the September 2022 Jefferson Street Note, it shall become immediately due and payable and the Company shall pay to Jefferson Street, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

September 2022 Jefferson Street Common Stock Purchase Warrant

Pursuant to the terms of the September 2022 Jefferson Street SPA, on September 8, 2022, the Company also issued to Jefferson Street a three-year warrant (the “September 2022 Jefferson Street Warrant”) to purchase 45,454 shares of the Company’s common stock at an exercise price of $1.00.

The description of the September 2022 Jefferson Street SPA, the September 2022 Jefferson Street Note, and the September 2022 Jefferson Street Warrant does not purport to be complete and is qualified in its entirety by reference to the September 2022 Jefferson Street SPA, the September 2022 Jefferson Street Note, and the September 2022 Jefferson Street Warrant, copies of which are filed as Exhibits 10.4, 10.5, and 10.6, respectively, hereto and are incorporated herein by reference.

September 2022 FirstFire Securities Purchase Agreement & 12% Promissory Note

On September 8, 2022, the Company entered into a securities purchase agreement (the “September 2022 FirstFire SPA”), dated as of September 8, 2022, with FirstFire Global Opportunities Fund, LLC (“FirstFire”), pursuant to which the Company issued a 12% promissory convertible note (the “September 2022 FirstFire Note”) with a maturity date of January 8, 2023, in the principal sum of $66,000. Pursuant to the terms of the September 2022 FirstFire Note, the Company agreed to pay to FirstFire $66,000 and to pay interest on the principal balance at the rate of 12% per annum. The September 2022 FirstFire Note carries an original issue discount of $6,000. Accordingly, FirstFire paid the purchase price of $60,000 in exchange for the September 2022 FirstFire Note. The Company intends to use the proceeds for working capital. FirstFire may convert the September 2022 FirstFire Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the September 2022 FirstFire Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by FirstFire upon, at the election of FirstFire, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.02 per share, as the same may be adjusted as provided in the September 2022 FirstFire Note.

The Company may prepay the September 2022 FirstFire Note in accordance with the terms of the September 2022 FirstFire Note, with the understanding that $2,640 of interest is guaranteed and earned in full as of September 8, 2022. The September 2022 FirstFire Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the September 2022 FirstFire Note or the September 2022 FirstFire SPA.

Upon the occurrence of any Event of Default (as defined in the September 2022 FirstFire Note), which has not been cured within the time prescribed in the September 2022 FirstFire Note, it shall become immediately due and payable and the Company shall pay to FirstFire, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

September 2022 FirstFire Common Stock Purchase Warrant

Pursuant to the terms of the September 2022 FirstFire SPA, on September 8, 2022, the Company also issued to FirstFire a three-year warrant (the “September 2022 FirstFire Warrant”) to purchase 120,000 shares of the Company’s common stock at an exercise price of $1.00.

The description of the September 2022 FirstFire SPA, the September 2022 FirstFire Note, and the September 2022 FirstFire Warrant does not purport to be complete and is qualified in its entirety by reference to the September 2022 FirstFire SPA, the September 2022 FirstFire Note, and the September 2022 FirstFire Warrant, copies of which are filed as Exhibits 10.7, 10.8, and 10.9, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of September 8, 2022, by and between the registrant and Ionic Ventures, LLC.
10.2	Convertible Promissory Note, dated as of September 8, 2022, issued by the registrant in favor of Ionic Ventures, LLC.
10.3	Common Stock Purchase Warrant, dated as of September 8, 2022, issued by the registrant in favor of Ionic Ventures, LLC.
10.4	Securities Purchase Agreement, dated as of September 8, 2022, by and between the registrant and Jefferson Street Capital, LLC.
10.5	Convertible Promissory Note, dated as of September 8, 2022, issued by the registrant in favor of Jefferson Street Capital, LLC.
10.6	Common Stock Purchase Warrant, dated as of September 8, 2022, issued by the registrant in favor of Jefferson Street Capital, LLC.
10.7	Securities Purchase Agreement, dated as of September 8, 2022, by and between the registrant and FirstFire Global Opportunities Fund, LLC.
10.8	Convertible Promissory Note, dated as of September 8, 2022, issued by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
10.9	Common Stock Purchase Warrant, dated as of September 8, 2022, issued by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: September 14, 2022	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer